                                 AMENDMENT NO. 2

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated January 6, 2003, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America (dba Nationwide Provident) and Nationwide Life and Annuity Company of America (collectively, "Nationwide"), each a life insurance company, Nationwide Investment Services Corporation ("NISC"), and 1717 Capital Management Company is hereby amended to update Schedule A.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

                          SERIES I AND SERIES II SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Basic Balanced Fund (formerly known as AIM V.I. Balanced Fund)
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Demographic Trends Fund (formerly known as AIM V.I. Dent Demographic Trends Fund)
AIM V.I. Diversified Income Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Core Stock Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund (formerly known as AIM V.I. Health Sciences
Fund)
AIM V.I. Leisure Fund
AIM V.I. Small Company Growth Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund


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SEPARATE ACCOUNTS WHICH MAY UTILIZE THE FUNDS

-    Nationwide Variable Account

-    Nationwide Variable Account - II

-    Nationwide Variable Account -3

-    Nationwide Variable Account-4

-    Nationwide Variable Account-5

-    Nationwide Variable Account-6

-    Nationwide Variable Account -7

-    Nationwide Variable Account-8

-    Nationwide Variable Account-9

-    Nationwide Variable Account-10

-    Nationwide Variable Account-11

-    Nationwide Variable Account -12

-    Nationwide Variable Account-13

-    Nationwide Variable Account-14

-    Nationwide Variable Account-15

-    Nationwide Variable Account-16

-    Nationwide Variable Account-17

-    Multi-Flex Variable Account

-    Nationwide VA Separate Account-A

-    Nationwide VA Separate Account-B

-    Nationwide VA Separate Account-C

-    Nationwide VA Separate Account-D

-    Nationwide VLI Separate Account

-    Nationwide VLI Separate Account-2

-    Nationwide VLI Separate Account-3

-    Nationwide VLI Separate Account-4

-    Nationwide VLI Separate Account-5

-    Nationwide VLI Separate Account-6

-    Nationwide VLI Separate Account-7

-    Nationwide VL Separate Account

-    Nationwide VL Separate Account-A

-    Nationwide VL Separate Account-B

-    Nationwide VL Separate Account-C

-    Nationwide VL Separate Account-D

-    Nationwide VL Separate Account-G

-    Nationwide Private Placement Variable Account

-    Nationwide Provident VLI Separate Account 1

-    Nationwide Provident VLI Separate Account A


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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: July 1, 2005

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        NATIONWIDE LIFE INSURANCE COMPANY AND
                                        NATIONWIDE LIFE AND ANNUITY INSURANCE
                                        COMPANY


Attest:                                 By: /s/ Gary Berndt
        -----------------------------       ------------------------------------
Name:                                   Name: Gary Berndt
      -------------------------------   Title: Assistant Treasurer
Title:
       ------------------------------


                                        NATIONWIDE LIFE INSURANCE COMPANY OF
                                        AMERICA
                                        AND NATIONWIDE LIFE AND ANNUITY COMPANY
                                        OF AMERICA


Attest:                                 By: /s/ Gary Berndt
        -----------------------------       ------------------------------------
Name:                                   Name: Gary Berndt
      -------------------------------   Title: Assistant Treasurer
Title:
       ------------------------------


                                        NATIONWIDE INVESTMENT SERVICES
                                        CORPORATION


Attest:                                 By: /s/ Karen R. Colvin
        -----------------------------       ------------------------------------
Name:                                   Name: Karen R. Colvin
      -------------------------------   Title: Vice President
Title:
       ------------------------------


                                        1717 CAPITAL MANAGEMENT COMPANY


Attest:                                 By: /s/ Gary Berndt
        -----------------------------       ------------------------------------
Name:                                   Name: Gary Berndt
      -------------------------------   Title: Assistant Treasurer
Title:
       ------------------------------


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